CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 26, 2015

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

    On June 30, 2015, DynaResource, Inc. (“the Company”) closed a financing agreement with Golden Post Rail, LLC, a Texas limited liability company (“Golden Post”). A summary of the transaction with Golden Post is set forth below:

  Pursuant to the May 6, 2015 Securities Purchase Agreement (the “SPA”) among the Company, Golden Post Rail, LLC, a Texas limited liability company (“Golden Post”) and Mr. Koy W. (“K.D.”) Diepholz, Chairman-CEO of the Company, Golden Post acquired the following securities:
a)	1,600,000 shares of Series C Senior Convertible Preferred Stock (the “Series C Preferred”) at a purchase price of $2.50 per share ($4M USD), plus an additional 133,221 shares of Series C Preferred pursuant to anti-dilution provisions. The Series C Preferred is entitled to receive dividends at the per share rate of four percent (4%) per annum, ranks (in priority) senior to the Common Stock, the Series A Preferred Stock, and each other class or series of equity security of the Company. The Series C Preferred is convertible into Common Stock of the Company at the price of $2.50 per share, and is entitled to anti-dilution protection for (i) subsequent equity issuances by the Company and (ii) changes in the Company’s ownership of DynaResource de México SA de CV (“DynaMéxico”). The Series C Preferred is also entitled to preemptive rights, and the holder has the right to designate one person to the Company’s Board of Directors as a Class III director.
b)	A Common Stock Purchase Warrant (the “Warrant”) for the purchase of 2,166,527 shares of the Company’s Common Stock, at an exercise price of $2.50 per share. The anti-dilution protections contained in the terms of the Series C Preferred are essentially replicated in the Warrant.
  On May 6, 2015, the Company executed a Promissory Note (the “Golden Post Note”) payable to Golden Post in the principal amount of $500,000, and bearing interest at 8%. The principal and accrued interest on the Golden Post Note were credited against amounts payable to the Company pursuant to the Securities Purchase Agreement described above.
3.	Pursuant to the SPA, the Company executed a Registration Rights Agreement pursuant to which Golden Post may require the Company to register the shares of Common Stock which may be issued upon the conversion of the Series C Preferred and the shares of Common Stock issuable upon the exercise of the Warrant, including any additional shares of Common Stock issuable pursuant to anti-dilution provisions.

The sale of the Series C Preferred and the Warrant was made pursuant to a privately negotiated transaction that did not involve a public offering of securities and, accordingly, the Company believes that the transaction was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof. The investor represented that it (A) is an “accredited investor” and (B) has such knowledge and experience in financial and business matters that the investor is capable of evaluating the merits and risks of acquiring the Series C Preferred and the Warrant. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

The SPA has been filed as Exhibit 10.1 to the Form 8-K filed on May 8, 2015 and incorporated herein by reference.

The terms of the Series C Preferred are contained in the Certificate of Designation attached as Exhibit 3.2 and incorporated herein by reference.

The Warrant is attached as Exhibit 4.1 and incorporated herein by reference.

The Registration Rights Agreement is attached as Exhibit 4.2 and incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2015, the holder of the Series C Preferred (Golden Post) designated one person to the Company’s Board of Directors; accordingly, the Board of Directors of the Company ratified Mr. Phillip Andrew Rose as a Class III director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2015, the Company filed a Certificate of Amendment to reflect two amendments to the Certificate of Incorporation of the Company, each of which is described in more detail in item 5.07 below.

The Certificate of Amendment is attached as Exhibit 3.1 and incorporated herein by reference.

On June 29, 2015, the Company also filed a Certificate of Designation to reflect the designation of the Series C Senior Convertible Preferred Stock.

The Certificate of Designation is attached as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting Results

On June 26, 2015, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on two proposals described in the Company’s Proxy Statement as filed on Schedule 14A on May 26, 2015. For purposes of the Special Meeting, 13,212,330 shares of common stock were treated as outstanding and eligible to vote.

The number of votes cast for and against and the number of abstentions with respect to each matter voted on are set forth below.

1. Amendment to the Certificate of Incorporation. The stockholders approved an amendment to the Certificate of Incorporation of the Company, to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Company. The vote was as follows:

Votes For	Votes Against	Abstain
10,711,637	111,690	67,151

2. Amendment to the Certificate of Incorporation. The stockholders approved an amendment to the Certificate of Incorporation of the Company, to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The vote was as follows:

Votes For	Votes Against	Abstain
10,423,528	456,976	30,911

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1 *	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on June 29, 2015
3.2 *	Certificate of Designation, filed with the Secretary of State of the State of Delaware on June 29, 2015
4.1 *	Form of Common Stock Purchase Warrant
4.2 *	Registration Rights Agreement

_______________

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By: /s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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EXHIBIT INDEX

Exhibit Number	Description
3.1 *	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on June 29, 2015
3.2 *	Certificate of Designation, filed with the Secretary of State of the State of Delaware on June 29, 2015
4.1 *	Form of Common Stock Purchase Warrant
4.2 *	Registration Rights Agreement

_______________

* Filed herewith

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